UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2007

PLANETLINK COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

                               Georgia                                                                                       000-31763                                                                                    58-2466623
           (State or other jurisdiction                                                                      (Commission                                                                                (IRS Employer
                    of incorporation)                                                                                 File Number)                                                                             Identification No.)

                       1415 Bookhout Drive, Cumming, GA,  30041
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:    (678) 455-7075

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

On June 19, 2007, we filed an Amendment to our Amended and Restated Articles of Incorporation with the Georgia Secretary of State providing for a reverse stock split of our common stock in the ratio of 1:150.  We will not issue fractional shares as part of the reverse split.  All fractional shares will be rounded up to the next whole share.  On June 29, 2007, the Georgia Secretary of State posted to its website that the Amendment was declared effective as of June 19, 2007.

The foregoing description of the terms and conditions of the Amendment is qualified in its entirety by, and made subject to, the more complete information set forth in the Articles of Amendment filed as exhibit 3.1, incorporated herewith.

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking  statements for many reasons, including risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update andy of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01  EXHIBITS

EXHIBIT NUMBER                                                      DESCRIPTION

3.1                                                            Articles of Amendment, dated June 19, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                        PlanetLink Communications, Inc.
                                                                                                         (Registrant)
Date  July 2, 2007

                                                                                                                                                            By:    /s/ M. Dewey Bain
                                                                M. Dewey Bain
                                                                                               Chief Executive Officer